Income Taxes	12 Months Ended
Dec. 31, 2019
Major components of tax expense (income) [abstract]
Income Taxes
17.	Income Taxes

Accounting Policy:

Tax expense recognized in profit or loss comprises the sum of current and deferred taxes not recognized in other comprehensive loss or equity.

Current tax assets and liabilities

Current tax assets and/or liabilities comprise those claims from, or obligations to, fiscal authorities relating to the current or prior reporting periods that are unpaid at the reporting date. Current tax is payable on taxable profit,whichdiffers from profit or loss in thefinancial statements. Calculation of current tax is based on tax rates and tax laws that have been enacted or substantively enacted at the end of the reporting period. Current tax assets arise when the amount paid for taxes exceeds the amount due for the current and prior periods.

Deferred tax assets and liabilities

Deferred taxes are calculated using the liability method on temporary differences between the carrying amounts of assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are calculated, without discounting, at tax rates that are expected to apply to their respective periods of realization, provided they are enacted or substantively enacted at the end of the reporting period. Deferred tax liabilities are always provided for in full.

Deferred tax assets are recognized to the extent that it is probable that they will be able to be utilized against future taxable income. Deferred tax assets and liabilities are offset only when the Company has a right and intention to offset current tax assets and liabilities from the same taxation authority.

Changes in deferred tax assets or liabilities are recognized as a component of tax income or expense in profit or loss, except where they relate to items that are recognized in other comprehensive loss or equity, in which case the related deferred tax is also recognized in other comprehensive loss or equity, respectively.

Significant estimates are required in determining the Company’s provision for income taxes and uncertain tax positions. Some of these estimates are based on interpretations of existing tax laws or regulations. Various internal and external factors may have favorable or unfavorable effects on the Company’s future effective tax rate. These factors include, but are not limited to, changes in tax laws, regulations and/orrates, changing interpretations of existing tax laws or regulations, changes in estimates of prior years’ items, results of tax audits by tax authorities, future levels of research and development spending, and changes in overall levels of pre-tax earnings. The realization of the Company’s deferred tax assets is primarily dependent on whether the Company is able to generate sufficient capital gains and taxable income prior to expiration of any loss carry forward balance. The recognition of a deferred tax asset requires significant judgment with regard to management’s assessment of the long-range forecast of future taxable income and the evaluation of tax planning initiatives. Adjustments to the deferred tax assets recognized are made to earnings in the period when such assessments are made.

The Company records tax benefits for all years subject to examination based upon management’s evaluation of the facts, circumstances and information available at the reporting date. There is inherent uncertainty in quantifying income tax positions. The Company has recorded tax benefits for those tax positions where it is more likely than not that a tax benefit will result upon ultimate settlement with a tax authority that has all relevant information. For those income tax positions where it is not more likely than not that a tax benefit will result, no tax benefit has been recognized in the consolidated financial statements.

As the Company has recorded a net loss for accounting and income tax purposes in 2019, 2018 and 2017, no current income tax expense has been recorded in these financial statements.

The income taxes shown in the Statements of Loss and Comprehensive Loss differ from the amounts obtained by applying statutory rates to the loss before income taxes due to the following:

	December 31,	December 31,	December 31,
	2019	2018	2017
Statutory tax rate	27%	27%	26%
	$	$	$
Loss for the year before income taxes	(113,005,412)	(31,007,019)	(8,841,824)
Expected income tax recovery	(30,511,461)	(8,371,895)	(2,298,874)
Non-deductible items	3,216,600	2,042,556	772,027
Non-taxable equity pick up from JV	(5,289,758)	(1,553,521)	-
Non-taxable portion of capital gain on JV investment	3,378,092	-	-
Non-deductible portion of capital loss	800,666	-	-
Tax impact of rate change	-	-	(58,725)
Changes in recognition of deferred tax assets	27,306,975	7,859,249	1,585,572
Income tax recovery	(1,098,886)	(23,611)	-

Deferred taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes. Deferred tax assets (liabilities) at December 31, 2019 and 2018 are comprised of the following:

	December 31,	December 31,
	2019	2018
	$	$
Deferred tax assets from:
Non-capital loss carryforwards and tax pool balances	6,018,942	2,000,455
Deferred tax liabilities from:
Investment in JV	(3,378,092)	(733,213)
Intangible assets	(611,286)	(765,355)
Bio Assets and inventory	(1,221,861)	(760,979)
Plant and equipment	(194,519)	(34,794)
Convertible Debenture	(613,184)	-
Long term investments	-	-
	(6,018,942)	(2,294,341)
Deferred income tax liabilities, net	-	(293,886)

Balance sheet presentation

Deferred income tax assets	-	-
Deferred income tax liabilities	-	(293,886)
Deferred income tax liabilities, net	-	(293,886)

Deferred tax assets are not recognized on the following temporary differences as it is not probable that sufficient taxable profits will be available to utilize such assets:

	December 31,	December 31,
	2019	2018
	$	$
Non-capital loss carryforwards and tax pools	69,596,751	37,158,261
Share issuance costs	2,579,274	2,394,797
Long term investments	100,851	192,080
Capital loss carryforwards	2,965,430	-
Other	375,761	-
	75,618,066	39,745,138

Tax pool balances consist of Scientific Research and Experimental Development qualified expenditures of $329,749 which may be carried forward indefinitely and deducted against any Canadian business income.

The Company has non-capital losses carry forward of approximately $69.6 million at December 31, 2019 (December 31, 2018 - $37.2 million) for which a deferred tax asset has not been recognized. These losses may be carried forward to apply against future year income tax for Canadian income tax purposes, subject to the final determination by taxation authorities, expire as follows:

Expires	$
2032	135,387
2033	41,108
2034	1,266,202
2035	2,638,000
2036	2,260,865
2037	8,021,983
2038	26,938,191
2039	49,397,706